                                                                    Exhibit 99.1

                  COMPUTATIONAL MATERIALS DATED AUGUST 12, 1998



                        GREEN TREE FINANCIAL CORPORATION
     CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS, SERIES 1998-D
                          $1,400,000,000 (APPROXIMATE)


















 ------------------------------------------------------------------------------
        This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final
      Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances, and representations and other precautionary matters, as disclosed in the
     Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the
                               Offering Document).

                  COMPUTATIONAL MATERIALS DATED AUGUST 12, 1998

                        GREEN TREE FINANCIAL CORPORATION
     CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS, SERIES 1998-D
                          $1,400,000,000 (APPROXIMATE)

                               Subject to Revision

SELLER/SERVICER: Green Tree Financial Corporation ("Green Tree")
TRUSTEE:         U.S. Bank Trust National Association
UNDERWRITERS:    Lehman Brothers (Lead), Credit Suisse First Boston(Co), First
                 Union (Co), NationsBanc Montgomery Securities (Co) and Merrill
                 Lynch (Co)

                                   Ratings             WAL at          Exp Final
                      Amount     (S&P/Fitch)  100% Prepayment Model(1)  Maturity
                      ------     -----------  ------------------------  --------
To Call:
    HI:  A-1         $83,000,000   AAA / AAA             0.75             1/00
    HI:  A-2         $67,000,000   AAA / AAA             2.00             4/01
    HI:  A-3         $25,000,000   AAA / AAA             3.00             1/02
    HI:  A-4         $33,500,000   AAA / AAA             4.00             5/03
    HI:  A-5         $30,750,000   AAA / AAA             5.61             4/05
    HI:  M-1         $24,750,000   AA / AA               7.45             4/06
    HI:  M-2         $12,900,000   A / A                 7.65             4/06
    HI:  B-1          $9,150,000   BBB / BBB             3.81             5/03
    HI:  B-2         $13,950,000   BBB- / BBB            6.67             4/06
To Maturity
    HI:  M-1         $24,750,000   AA / AA               8.07             8/08
    HI:  M-2         $12,900,000   A / A                12.87             9/23
    HI:  B-2         $13,950,000   BBB- / BBB            7.88             9/23
HI BALANCE          $300,000,000
                    ------------

                                   Ratings             WAL at          Exp Final
                      Amount     (S&P/Fitch)  100% Prepayment Model(1)  Maturity
                      ------     -----------  ------------------------  --------
To Call:
    HE:  A-1A ARM    $30,000,000   AAA / AAA             2.03             1/01
    HE:  A-1B ARM   $245,000,000   AAA / AAA             2.61             9/05
    HE:  A-1        $270,000,000   AAA / AAA             1.00             5/00
    HE:  A-2        $117,000,000   AAA / AAA             2.13             3/01
    HE:  A-3        $107,000,000   AAA / AAA             3.08             5/02
    HE:  A-4         $28,000,000   AAA / AAA             4.00            12/02
    HE   A-5         $36,250,000   AAA / AAA             5.18            01/05
    HE   A-6         $82,500,000   AAA / AAA             4.76            12/04
    HE   A-7 IO               (2)  AAA / AAA             1.99             8/00
    HE:  M-1         $51,150,000   AA / AA               7.53             4/06
    HE:  M-2         $52,800,000   A / A+                7.65             4/06
    HE:  B-1         $40,700,000   BBB / BBB+            4.04            12/03
    HE:  B-2         $39,600,000   BBB- / BBB            7.03            04/06
To Maturity
    HE:  M-1         $51,150,000   AA / AA               7.84             6/07
    HE:  M-2         $52,800,000   A / A+               11.22             3/26
    HE:  B-1         $40,700,000   BBB / BBB+            4.04            12/03
    HE:  B-2         $39,600,000   BBB- / BBB            9.63             9/28
HE BALANCE        $1,100,000,000
                  --------------

---------------

(1) The Sub Pool HE Certificates will be priced, with respect to the Fixed Rate Home Equity Contracts, using 125% of the Base Prepayment Assumption. The Base Prepayment Assumption assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Home Equity Contracts in the first month of the life of the Fixed Rate Home Equity Contracts and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 20%. The Sub Pool HE Certificates will be priced, with respect to the Adjustable Rate Home Equity Contracts, using a constant prepayment rate of 30% CPR. The Sub Pool HI Certificates will be priced using 100% of a prepayment rate assuming a conditional prepayment rate of 12% per annum of the then outstanding principal balance of the Home Improvement Contracts in the first month of the life of the Home Improvement Contracts and an additional 0.91% (precisely, 10/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 22%.

(2) Interest will be based on a notional principal amount which will equal $110,000,000 (or the Class HE: A Principal Balance for such Payment Date, if less) for the first 24 Payment Dates, and will thereafter, equal zero. The Class HE:A-7 IO Certificates are interest-only Certificates and are not entitled to receive distributions of capital.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                 THE INITIAL HOME IMPROVEMENT CONTRACT SUB-POOL

            Number of Contracts in Sub-pool:                   10,550
            Wgt. Avg. Contract Rate:                          11.669%
            Range of Rates:                            6.99% - 17.50%
            Wgt. Avg. Orig. Maturity:                             219
            Wgt. Avg. Rem. Maturity:                              217
            Avg. Rem. Princ. Balance:                        $ 19,626


                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                       INITIAL HOME IMPROVEMENT CONTRACTS

                          % of HI Contract                        % of HI Contract
                         Sub-Pool by Number  Aggregate Principal     Sub-Pool by
              Number of          of                Balance           Outstanding
State         Contracts       Contracts          Outstanding      Principal Balance
------------  ---------  ------------------  -------------------  -----------------
     CA         1,241               11.76%     $ 35,945,110.82           17.36%
     NY           851                8.07%       17,424,988.64            8.42%
     NJ           649                6.15%       13,059,814.14            6.31%
     TX           523                4.96%       12,651,649.36            6.11%
Other States*   7,286               69.06%      127,969,058.36           61.81%
               ------    -----------------   -------------------  -----------------
  Total(1)     10,550              100.00%    $ 207,050,621.32          100.00%
               ======    =================   ===================  =================

* No one State in this category constitutes more than 5% of the Sub-Pool HI Outstanding Principal Balance.

(1) Percentages do not add to 100% due to rounding.


           YEARS OF ORIGINATION OF INITIAL HOME IMPROVEMENT CONTRACTS

                                                      % of HI Contract Sub-Pool
                     Number of  Aggregate Principal   by Outstanding Principal
Year of Origination  Contracts  Balance Outstanding            Balance
-------------------  ---------  -------------------   -------------------------
            1995            1           14,564.50                0.01%
            1996            3          188,956.94                0.09%
            1997          277        5,434,912.09                2.62%
            1998       10,269      201,412,187.79               97.27%
                       ------      --------------               ------

        Total(1)       10,550      $207,050,621.32             100.00%
                       ======      ===============             =======

(1) Percentages do not add to 100% due to rounding.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

       DISTRIBUTION OF ORIGINAL INITIAL HOME IMPROVEMENT CONTRACT AMOUNTS

                                                             % of HI Contract
Original HI Contract     Number of  Aggregate Principal  Sub-Pool by Outstanding
Amount (in Dollars)      Contracts  Balance Outstanding     Principal Balance
-------------------      ---------  -------------------     -----------------

         0  -   10,000.00    2,319   $16,028,525.91               7.74%
 10,000.01  -   20,000.00    4,069    59,587,624.01              28.78%
 20,000.01  -   30,000.00    2,411    58,032,827.88              28.03%
 30,000.01  -   40,000.00      937    31,529,293.05              15.23%
 40,000.01  -   50,000.00      489    21,134,374.56              10.21%
 50,000.01  -   60,000.00      200    10,373,647.38               5.01%
 60,000.01  -   70,000.00       43     2,731,754.07               1.32%
 70,000.01  -   80,000.00       35     2,593,291.91               1.25%
 80,000.01  -   90,000.00       15     1,267,370.86               0.61%
 90,000.01  -  100,000.00        6       569,030.81               0.27%
100,000.01  -  110,000.00        5       529,160.88               0.26%
110,000.01  -  120,000.00       10     1,147,657.83               0.55%
120,000.01  -  130,000.00        6       767,461.37               0.37%
130,000.01  -  140,000.00        2       266,444.75               0.13%
140,000.01  -  150,000.00        1       145,790.00               0.07%
150,000.01  -  160,000.00        1       154,422.00               0.07%
160,000.01  -  200,000.00        1       191,944.05               0.09%
                            ------  ----------------            -------

  Total(1)                  10,550  $207,050,621.32             100.00%
                            ======  ================            =======

(1) Percentages do not add to 100% due to rounding.

                     INITIAL HOME IMPROVEMENT CONTRACT RATES

                                                            % of HI Contract
Range of HI Contracts by  Number of  Aggregate Principal Sub-Pool by Outstanding
Contract Rates            Contracts  Balance Outstanding    Principal Balance
--------------            ---------  -------------------    -----------------
    6.001% -   7.000%         1             29,710.20             0.01%
    7.001% -   8.000%        13            462,121.87             0.22%
    8.001% -   9.000%       473          9,389,055.05             4.53%
    9.001% -   10.000%    1,565         36,442,427.38            17.60%
   10.001% -   11.000%    2,295         50,827,910.89            24.55%
   11.001% -   12.000%    1,466         31,363,844.11            15.15%
   12.001% -   13.000%    1,739         32,028,836.32            15.47%
   13.001% -   14.000%    1,691         24,771,593.06            11.96%
   14.001% -   15.000%    1,049         16,382,402.44             7.91%
   15.001% -   16.000%      210          4,243,782.03             2.05%
   16.001% -   17.000%       42            960,871.71             0.46%
Greater than   17.000%        6            148,066.26             0.07%
                         ---------     --------------           -------

      Total(1)           10,550        207,050,621.32           100.00%
      ========           ======        ==============           =======

(1) Percentages do not add to 100% due to rounding.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

       REMAINING MONTHS TO MATURITY OF INITIAL HOME IMPROVEMENT CONTRACTS

                                                       % of HI Contract Sub-Pool
                    Number of    Aggregate Principal    by Outstanding Principal
Months Remaining    Contracts    Balance Outstanding            Balance
----------------    ---------    -------------------            -------

 Less than     30        26         $   127,324.88             0.06%
        31 -   60       790           6,728,591.85             3.25%
        61 -   90       396           3,716,249.07             1.79%
        91 -   120    2,560          34,634,446.34            16.73%
       121 -   150      151           2,075,293.58             1.00%
       151 -   180    2,596          50,401,775.65            24.34%
       181 -   210        5             112,685.75             0.05%
       211 -   240    1,219          27,835,246.73            13.44%
       241 -   270        4              78,753.61             0.04%
       271 -   300    2,802          81,314,981.07            39.27%
       301 -   360        1              25,272.79             0.01%
                     -------       -----------------        ---------

Total(1)             10,550         207,050,621.32           100.00%
                     ======         ==============           =======

(1) Percentages do not add to 100% due to rounding.

               LIEN POSITION OF INITIAL HOME IMPROVEMENT CONTRACTS

                                                         % of HI Contract
                  Number of   Aggregate Principal    Sub-Pool by Outstanding
Lien Position     Contracts   Balance Outstanding       Principal Balance
-------------     ---------   -------------------       -----------------
First                849         $  20,210,443.60              9.76%
Second             7,865           151,934,987.96             73.38%
Third              1,823            34,677,743.39             16.75%
Fourth                13               227,446.37              0.11%
                  -------     -------------------            --------

        Total(1)  10,550          $207,050,621.32            100.00%
                  ======          ===============            =======

(1) Percentages do not add to 100% due to rounding.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                    THE INITIAL HOME EQUITY CONTRACT SUB-POOL
                    INITIAL FIXED RATE HOME EQUITY CONTRACTS

              Number of Contracts in Sub-pool:               6,679
              Wgt. Avg. Contract Rate:                     11.384%
              Range of Rates:                       7.00% - 18.74%
              Wgt. Avg. Orig. Maturity:                        248
              Wgt. Avg. Rem. Maturity:                         247
              Avg. Rem. Princ. Balance:                 $58,604.97
              Wgt. Avg. CLTV:                               88.16%

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                    INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                               % of HE Contract
                       % of HE Contract                           Sub-Pool by
           Number of  Sub-Pool by Number  Aggregate Principal     Outstanding
State      Contracts     of Contracts     Balance Outstanding  Principal Balance
-----      ---------     ------------     -------------------  -----------------

MI              435           6.51%            27,123,777.94           6.93%
CA              273           4.09%            24,053,135.17           6.15%
OH              462           6.92%            23,110,566.84           5.90%
IL              347           5.20%            20,737,309.70           5.30%
PA              365           5.46%            20,291,024.14           5.18%
Other*        4,797          71.82%           276,106,785.32          70.51%
              -----          ------           --------------          ------

   Total(1)   6,679         100.00%           391,422,599.11         100.00%
              =====         =======           ==============         =======

---------------

* No one State in this category constitutes more than 5% of the Initial Fixed Rate Home Equity Contracts Outstanding Principal Balance.

(1) Percentages do not add to 100% due to rounding.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

        YEARS OF ORIGINATION OF INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                          % of HE Contract
                     Number of   Aggregate Principal  Sub-Pool by Outstanding
Year of Origination  Contracts   Balance Outstanding     Principal Balance
-------------------  ---------   -------------------     -----------------
     1996                   3          202,992.20               0.05%
     1997                 108        6,346,196.11               1.62%
     1998               6,568      384,873,410.80              98.33%
                        -----      --------------            -------
     Total (1)
                        6,679     391,422,599.11             100.00%
                        =====     ==============             =======


(1) Percentages do not add to 100% due to rounding.

                  INITIAL FIXED RATE HOME EQUITY CONTRACT RATES

                                                           % of HE Contract
Range of HE Contracts  Number of   Aggregate Principal  Sub-Pool by Outstanding
by Contract Rates      Contracts   Balance Outstanding     Principal Balance
-----------------      ---------   -------------------     -----------------

 6.001% - 7.000%            1              75,500.00               0.02%
 7.001% - 8.000%           14           1,693,245.15               0.43%
 8.001% - 9.000%          120          13,581,111.33               3.47%
 9.001% - 10.000%         659          65,132,035.77              16.64%
10.001% - 11.000%       1,425         119,126,727.41              30.43%
11.001% - 12.000%       1,163          69,848,745.32              17.84%
12.001% - 13.000%       1,452          61,048,564.48              15.60%
13.001% - 14.000%       1,137          39,185,145.79              10.01%
14.001% - 15.000%         463          14,326,493.68               3.66%
15.001% - 16.000%         135           4,361,832.09               1.11%
16.001% - 17.000%          80           2,413,572.52               0.62%
17.001% - 18.000%          26             526,489.92               0.13%
18.001% - 19.000%           4             103,135.65               0.03%
                        -----       ----------------             -------

     Total (1)          6,679         391,422,599.11             100.00%
                        =====         ==============             =======

(1) Percentages do not add to 100% due to rounding.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

    DISTRIBUTION OF ORIGINAL INITIAL FIXED RATE HOME EQUITY CONTRACT AMOUNTS

                                                             % of HE Contract
Original HE Contract     Number of  Aggregate Principal  Sub-Pool by Outstanding
Amount (in Dollars)      Contracts  Balance Outstanding     Principal Balance
-------------------      ---------  -------------------     -----------------

         0 -   10,000.00       113       1,089,247.24                0.28%
 10,000.01 -   20,000.00     1,011      15,809,596.09                4.04%
 20,000.01 -   30,000.00       953      24,035,135.43                6.14%
 30,000.01 -   40,000.00       770      27,207,725.69                6.95%
 40,000.01 -   50,000.00       717      32,565,380.12                8.32%
 50,000.01 -   60,000.00       646      35,560,722.45                9.08%
 60,000.01 -   70,000.00       531      34,554,314.90                8.83%
 70,000.01 -   80,000.00       431      32,219,257.24                8.23%
 80,000.01 -   90,000.00       331      28,029,571.45                7.16%
 90,000.01 -  100,000.00       218      20,799,044.77                5.31%
100,000.01 -  110,000.00       190      20,028,491.79                5.12%
110,000.01 -  120,000.00       165      18,938,806.60                4.84%
120,000.01 -  130,000.00       129      16,137,834.98                4.12%
130,000.01 -  140,000.00        96      12,880,843.10                3.29%
140,000.01 -  150,000.00        74      10,771,288.08                2.75%
150,000.01 -  160,000.00        58       9,010,569.05                2.30%
160,000.01 -  170,000.00        48       7,905,801.29                2.02%
170,000.01 -  180,000.00        38       6,644,424.13                1.70%
180,000.01 -  190,000.00        27       4,972,927.57                1.27%
190,000.01 -  200,000.00        23       4,491,770.72                1.15%
200,000.01 -  210,000.00        25       5,136,172.90                1.31%
210,000.01 -  220,000.00        14       3,008,535.66                0.77%
220,000.01 -  230,000.00        15       3,391,417.46                0.87%
230,000.01 -  240,000.00         8       1,870,175.84                0.48%
240,000.01 -  250,000.00         7       1,720,326.29                0.44%
250,000.01 -  260,000.00         8       2,035,561.92                0.52%
260,000.01 -  270,000.00         5       1,317,502.97                0.34%
270,000.01 -  280,000.00         6       1,640,571.68                0.42%
280,000.01 -  290,000.00         1         284,050.00                0.07%
290,000.01 -  300,000.00         3         883,400.00                0.23%
300,000.01 -  310,000.00         2         609,833.60                0.16%
310,000.01 -  320,000.00         1         315,000.00                0.08%
320,000.01 -  330,000.00         2         656,727.03                0.17%
330,000.01 -  340,000.00         1         335,350.00                0.09%
340,000.01 -  360,000.00         5       1,743,289.13                0.45%
360,000.01 -  370,000.00         2         725,574.88                0.19%
380,000.01 -  400,000.00         2         754,403.81                0.19%
400,000.01 -  440,000.00         1         408,317.35                0.10%
440,000.01 -  490,000.00         1         445,500.00                0.11%
490,000.01 -  500,000.00         1         488,135.90                0.12%
                             -----     --------------      --------------

 Total(1)                    6,679     391,422,599.11              100.00%
                             =====     ==============      ==============


(1) Percentages do not add to 100% due to rounding.

  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

    REMAINING MONTHS TO MATURITY OF INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                             % of HE Contract
                       Number of  Aggregate Principal    Sub-Pool by Outstanding
Months Remaining       Contracts  Balance Outstanding       Principal Balance

Less than     31             53       1,067,655.97                0.27%
       31 -   60             49       1,506,088.76                0.38%
       61 -   90            411      11,710,705.41                2.99%
       91 -  120             31       1,278,713.89                0.33%
      121 -  150          2,396     119,695,297.49               30.58%
      151 -  180             26         912,206.63                0.23%
      181 -  210          2,034     119,793,281.65               30.60%
      211 -  240              3         248,350.00                0.06%
      241 -  270            960      65,963,312.09               16.85%
      271 -  300              2         191,350.67                0.05%
      331 -  360            714      69,055,636.55               17.64%
                          -----     --------------          -------------

Total(1)                  6,679     391,422,599.11              100.00%
                          =====     ==============          =============

(1) Percentages do not add to 100% due to rounding.

            LIEN POSITION OF INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                 % of HE Contract
              Number of  Aggregate Principal  Sub-Pool by Outstanding
Lien          Contracts  Balance Outstanding     Principal Balance
----          ---------  -------------------     -----------------

First           4,096       317,420,268.71                81.09%
Second          2,560        73,630,412.43                18.81%
Third              23           371,917.97                 0.10%
                -----       --------------       --------------

   Total(1)     6,679       391,422,599.11               100.00%
                =====       ==============       ==============

(1) Percentages do not add to 100% due to rounding.

    COMBINED LOAN-TO-VALUE RATIO OF INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                            % of HE Contract
Combined Loan-to-Value  Number of  Aggregate Principal  Sub-Pool by Outstanding
Ratio                   Contracts  Balance Outstanding     Principal Balance
----------------------  ---------  -------------------     -----------------

  0.01% -   10.00%           2             32,816.00                0.01%
 10.01% -   20.00%          15            330,696.60                0.08%
 20.01% -   30.00%          42          1,326,892.83                0.34%
 30.01% -   40.00%          50          1,547,273.47                0.40%
 40.01% -   50.00%          77          2,891,909.34                0.74%
 50.01% -   60.00%         123          5,366,628.33                1.37%
 60.01% -   70.00%         274         13,251,632.12                3.39%
 70.01% -   80.00%         857         43,710,619.46               11.17%
 80.01% -   90.00%       2,286        136,504,047.32               34.87%
 90.01% -  100.00%       2,896        184,732,943.59               47.20%
100.01% -  110.00%          55          1,657,187.51                0.42%
110.01% -  120.00%           2             69,952.54                0.02%
                         -----        --------------      --------------

Total(1)                 6,679        391,422,599.11              100.00%
                         =====        ==============      ==============

(1) Percentages do not add to 100% due to rounding.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                    THE INITIAL HOME EQUITY CONTRACT SUB-POOL
                  INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

            Number of Contracts in Sub-pool:                    1,115
            Wgt. Avg. Contract Rate:                           9.126%
            Range of Rates:                            6.50% - 18.99%
            Wgt. Avg. Orig. Maturity:                             360
            Wgt. Avg. Rem. Maturity:                              359
            Avg. Rem. Princ. Balance:                        $115,631
            Wgt. Avg. CLTV:                                    85.82%

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                  INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                               % of HE Contract
                       % of HE Contract                           Sub-Pool by
           Number of  Sub-Pool by Number  Aggregate Principal     Outstanding
State      Contracts     of Contracts     Balance Outstanding  Principal Balance
-----      ---------     ------------     -------------------  -----------------
CA               110               9.87%      19,971,169.68            15.49%
WA               113              10.13%      15,391,841.33            11.94%
OH               130              11.66%      11,064,752.70             8.58%
MD                46               4.13%       7,342,514.65             5.70%
MI                92               8.25%       7,021,600.76             5.45%
Other*           624              55.96%      68,136,957.18            52.85%
               -----     --------------      --------------      ------------

   Total(1)    1,115             100.00%     128,928,836.30           100.00%
               =====     ==============      ==============      ============
---------------
* No one State in this category constitutes more than 5% of the Initial Adjustable Rate Home Equity Contracts Outstanding Principal Balance.
(1) Percentages do not add to 100% due to rounding.


      YEARS OF ORIGINATION OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                              % of HE Contract
                         Number of  Aggregate Principal  Sub-Pool by Outstanding
Year of Origination      Contracts  Balance Outstanding     Principal Balance
-------------------      ---------  -------------------     -----------------
     1997                      86       9,266,995.40                  7.19%
     1998                   1,029     119,661,840.90                 92.81%
                            -----     --------------                 ------

                  Total:    1,115     128,928,836.30                100.00%
                  ======    =====     ==============                =======


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

  DISTRIBUTION OF ORIGINAL INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACT AMOUNTS

                                                             % of HE Contract
Original HE Contract     Number of  Aggregate Principal  Sub-Pool by Outstanding
Amount (in Dollars)      Contracts  Balance Outstanding     Principal Balance
-------------------      ---------  -------------------     -----------------

 20,000.01 -   30,000.00        6     $    160,113.82                 0.12%
 30,000.01 -   40,000.00       22          788,717.01                 0.61%
 40,000.01 -   50,000.00       48        2,202,075.36                 1.71%
 50,000.01 -   60,000.00       84        4,628,920.81                 3.59%
 60,000.01 -   70,000.00       88        5,743,751.90                 4.45%
 70,000.01 -   80,000.00      123        9,142,405.85                 7.09%
 80,000.01 -   90,000.00       75        6,363,809.93                 4.94%
 90,000.01 -  100,000.00      106       10,103,643.69                 7.84%
100,000.01 -  110,000.00       76        7,995,751.52                 6.20%
110,000.01 -  120,000.00       83        9,586,940.46                 7.44%
120,000.01 -  130,000.00       67        8,377,165.82                 6.50%
130,000.01 -  140,000.00       51        6,902,187.34                 5.35%
140,000.01 -  150,000.00       52        7,554,107.24                 5.86%
150,000.01 -  160,000.00       42        6,475,764.55                 5.02%
160,000.01 -  170,000.00       20        3,293,942.62                 2.55%
170,000.01 -  180,000.00       24        4,192,661.38                 3.25%
180,000.01 -  190,000.00       23        4,253,808.12                 3.30%
190,000.01 -  200,000.00       15        2,933,267.42                 2.28%
200,000.01 -  210,000.00       11        2,265,857.31                 1.76%
210,000.01 -  220,000.00       13        2,786,107.04                 2.16%
220,000.01 -  230,000.00       14        3,150,810.83                 2.44%
230,000.01 -  240,000.00       13        3,057,393.20                 2.37%
240,000.01 -  250,000.00        8        1,972,810.64                 1.53%
250,000.01 -  260,000.00       12        3,046,639.78                 2.36%
260,000.01 -  270,000.00        6        1,596,980.75                 1.24%
270,000.01 -  280,000.00        7        1,920,474.99                 1.49%
280,000.01 -  290,000.00        4        1,140,779.87                 0.88%
290,000.01 -  300,000.00        2          581,183.26                 0.45%
300,000.01 -  310,000.00        5        1,523,820.15                 1.18%
310,000.01 -  320,000.00        3          951,419.61                 0.74%
320,000.01 -  330,000.00        3          979,993.22                 0.76%
330,000.01 -  340,000.00        2          670,742.22                 0.52%
340,000.01 -  350,000.00        2          690,035.85                 0.54%
350,000.01 -  360,000.00        1          351,602.74                 0.27%
360,000.01 -  370,000.00        1          368,100.00                 0.29%
370,000.01 -  420,000.00        2          752,050.00                 0.58%
420,000.01 -  430,000.00        1          423,000.00                 0.33%
                            -----     ---------------      ---------------

    Total(1)                1,115     $128,928,836.30               100.00%
                            =====     ===============      ===============

(1) Percentages do not add to 100% due to rounding.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

  REMAINING MONTHS TO MATURITY OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS


                                                                                                % of HE Contract
                                                Number of            Aggregate Principal    Sub-Pool by Outstanding
Months Remaining                                Contracts            Balance Outstanding       Principal Balance
--------------------------                     ----------            -------------------    -----------------------
         151 -   180                                   2                249,547.55                     0.19%
         211 -   240                                   1                 65,668.34                     0.05%
         331 -   360                               1,112            128,613,620.41                    99.76%
                                                   -----            --------------                    -----

       Total                                       1,115            128,928,836.30                   100.00%
                                                   =====            ==============                   ======

               INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACT RATES

                                                            % of HE Contract
Range of HE Contracts    Number of  Aggregate Principal  Sub-Pool by Outstanding
by Contract Rates        Contracts  Balance Outstanding    Principal Balance
-----------------        ---------  -------------------    -----------------
 6.001% -    7.000%            10       2,096,310.70                1.63%
 7.001% -    8.000%           194      28,024,576.67               21.74%
 8.001% -    9.000%           354      42,547,332.71               33.00%
 9.001% -   10.000%           299      34,072,154.75               26.43%
10.001% -   11.000%           159      14,655,115.35               11.37%
11.001% -   12.000%            47       3,971,961.18                3.08%
12.001% -   13.000%            22       1,860,370.45                1.44%
13.001% -   14.000%            20       1,111,106.36                0.86%
14.001% -   15.000%             4         326,897.10                0.25%
15.001% -   16.000%             3         157,674.15                0.12%
16.001% -   17.000%             2          72,340.57                0.06%
18.001% -   19.000%             1          32,996.31                0.03%
                            -----     --------------      --------------

  Total(1)                  1,115     128,928,836.30              100.00%
                            =====     ==============      ==============

(1) Percentages do not add to 100% due to rounding.

  COMBINED LOAN-TO-VALUE RATIO OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                            % of HE Contract
Combined Loan-to-Value  Number of  Aggregate Principal  Sub-Pool by Outstanding
Ratio                   Contracts  Balance Outstanding     Principal Balance
-----                   ---------  -------------------     -----------------
 20.01% -    30.00%           1          49,971.23                0.04%
 30.01% -    40.00%           2         113,711.80                0.09%
 40.01% -    50.00%           7         497,493.10                0.39%
 50.01% -    60.00%           9         756,421.15                0.59%
 60.01% -    70.00%          34       3,433,889.39                2.66%
 70.01% -    80.00%         305      32,166,904.06               24.95%
 80.01% -    90.00%         596      73,439,351.55               56.96%
 90.01% -   100.00%         157      18,108,134.94               14.05%
100.01% -   110.00%           2         120,565.51                0.09%
110.01% -   120.00%           2         242,393.57                0.19%
                          -----     --------------      --------------

  Total(1)                1,115     128,928,836.30              100.00%
                          =====     ==============      ==============

(1) Percentages do not add to 100% due to rounding.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

 MONTH OF NEXT RATE ADJUSTMENT OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                          % of Adjustable Rate
Month of Next Rate      Number of  Aggregate Principal  Contracts by Outstanding
Adjustment              Contracts  Balance Outstanding     Principal Balance
----------              ---------  -------------------     -----------------
1998-07                        2         198,645.19               0.15%
1998-08                        6         472,411.11               0.37%
1998-09                        4         308,798.88               0.24%
1998-10                        2         130,144.10               0.10%
1998-11                        6         729,828.81               0.57%
1998-12                        1         123,500.00               0.10%
1999-03                        6         865,939.12               0.67%
1999-05                        3         417,653.79               0.32%
1999-06                       36       3,346,743.05               2.60%
1999-07                       15       1,686,908.55               1.31%
1999-08                        4         643,237.11               0.50%
1999-10                        5         719,870.03               0.56%
1999-11                       10       1,154,662.34               0.90%
1999-12                       11       1,170,811.46               0.91%
2000-01                       11       1,017,062.45               0.79%
2000-02                       30       3,374,109.71               2.62%
2000-03                      153      18,883,369.77              14.65%
2000-04                      337      37,030,563.08              28.72%
2000-05                      325      39,293,814.34              30.48%
2000-06                      129      15,284,249.17              11.85%
2000-07                        5         872,850.00               0.68%
2001-01                        1          34,354.44               0.03%
2001-03                        6         509,725.53               0.40%
2001-04                        5         520,984.27               0.40%
2001-05                        2         138,600.00               0.11%
                           -----     --------------     --------------

       Total(1)            1,115     128,928,836.30             100.00%
                           =====     ==============     ==============

(1)   Percentages do not add to 100% due to rounding


         LIEN POSITION OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                     % of HE Contract Sub-Pool
                 Number of     Aggregate Principal   by Outstanding Principal
       Lien      Contracts     Balance Outstanding           Balance
       ----      ---------     -------------------           -------
     First          1,115       128,928,836.30               100.00%

        Total       1,115       128,928,836.30               100.00%
                    =====       ==============               =======


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

  DISTRIBUTION OF GROSS MARGIN OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                          % of Adjustable Rate
                     Number of   Aggregate Principal    Contracts by Outstanding
Gross Margin (%)     Contracts   Balance Outstanding        Principal Balance
----------------     ---------   -------------------        -----------------

 2.001% -   4.000%        8          743,642.90                     0.58%
 4.001% -   6.000%      336       38,752,236.77                    30.06%
 6.001% -   8.000%      725       85,877,682.03                    66.61%
 8.001% -   10.000%      41        3,318,635.47                     2.57%
10.001% -   12.000%       4          203,642.82                     0.16%
12.001% -   14.000%       1           32,996.31                     0.03%
                      ------     --------------             -------------

  Total (1)           1,115      128,928,836.30                   100.00%
                      =====      ==============                   =======

(1)   Percentages do not add to 100% due to rounding


       MAXIMUM LOAN RATE OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                          % of Adjustable Rate
                       Number of   Aggregate Principal  Contracts by Outstanding
Maximum Loan Rate      Contracts   Balance Outstanding      Principal Balance
-----------------      ---------   -------------------      -----------------
     10.001% -  12.000%       4         714,229.28                0.55%
     12.001% -  14.000%     138      19,629,881.54               15.23%
     14.001% -  16.000%     620      75,420,119.37               58.50%
     16.001% -  18.000%     286      27,669,414.81               21.46%
     18.001% -  20.000%      56       4,876,496.44                3.78%
     20.001% -  22.000%       8         513,357.98                0.40%
Greater than -  22.000%       3         105,336.88                0.08%
                          -----     --------------      --------------

     Total (1)            1,115     128,928,836.30              100.00%
                          =====     ==============      ==============

(1)   Percentages do not add to 100% due to rounding


       MINIMUM LOAN RATE OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                        % of Adjustable Rate
                     Number of   Aggregate Principal  Contracts by Outstanding
Minimum Loan Rate    Contracts   Balance Outstanding     Principal Balance
-----------------    ---------   -------------------     -----------------

 2.001% -    4.000%        1         157,500.00                0.12%
 4.001% -    6.000%        1         150,000.00                0.12%
 6.001% -    8.000%      206      30,218,179.12               23.44%
 8.001% -   10.000%      653      76,472,050.58               59.31%
10.001% -   12.000%      202      18,369,721.66               14.25%
12.001% -   14.000%       42       2,971,476.81                2.30%
14.001% -   16.000%        7         484,571.25                0.38%
16.001% -   18.000%        2          72,340.57                0.06%
20.001% -   20.000%        1          32,996.31                0.03%
                       -----     --------------            ----------

  Total (1)            1,115     128,928,836.30              100.00%
                       =====     ==============            ==========

(1)   Percentages do not add to 100% due to rounding


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                          CPR PREPAYMENT SENSITIVITIES
                   FOR HOME IMPROVEMENT CONTRACT CERTIFICATES

                50% of         75% of          100% of        125% of         150% of
              Prepayment      Prepayment      Prepayment     Prepayment      Prepayment
                 Model*         Model*          Model*         Model*          Model*
              WAL/Maturity   WAL/Maturity    WAL/Maturity   WAL/Maturity    WAL/Maturity
              ------------   ------------    ------------   ------------    ------------
To Call
A - 1         1.23   01/01    0.92  05/00    0.75  01/00     0.63  10/99     0.55  08/99
A - 2         3.45   04/03    2.54  01/02    2.00  04/01     1.65  11/00     1.40  06/00
A - 3         5.27   08/04    3.88  01/03    3.00  01/02     2.44  05/01     2.05  11/00
A - 4         6.99   10/06    5.18  09/04    4.00  05/03     3.15  05/02     2.60  08/01
A - 5         9.49   10/09    7.21  02/07    5.61  04/05     4.44  12/03     3.56  12/02
M - 1        12.90   06/12    9.60  08/08    7.45  04/06     5.92  09/04     4.84  08/03
M - 2        13.82   06/12    9.99  08/08    7.65  04/06     6.07  09/04     4.99  08/03
B - 1         6.06   03/06    4.45  04/04    3.81  05/03     3.66  01/03     3.55  10/02
B - 2        11.18   06/12    8.31  08/08    6.67  04/06     5.64  09/04     4.85  08/03
To Maturity
M - 1        13.22   09/14   10.19  03/11    8.07  08/08     6.49  10/06     5.27  04/05
M - 2        19.39   09/23   15.79  09/23   12.87  09/23    10.56  09/23     8.75  09/23
B - 2        12.24   09/23    9.49  09/23    7.88  09/23     6.99  09/23     6.33  09/23

                          CPR PREPAYMENT SENSITIVITIES
                      FOR HOME EQUITY CONTRACT CERTIFICATES

                 50% of        75% of         100% of       125% of      150% of
               Prepayment     Prepayment     Prepayment    Prepayment   Prepayment
                 Model*         Model*         Model*        Model*       Model*
              WAL/Maturity   WAL/Maturity   WAL/Maturity  WAL/Maturity  WAL/Maturity
              ------------   ------------   ------------  ------------  ------------
To Call
A - 1A ARM    2.20   05/01   2.08   02/01   2.03   01/01  2.01   12/00  2.01   12/00
A - 1B ARM    5.62   12/11   3.67   02/08   2.61   09/05  1.95   02/04  1.49   12/02
A - 1         1.64   10/01   1.22   11/00   1.00   05/00  0.86   02/00  0.77   11/99
A - 2         3.94   07/03   2.75   12/01   2.13   03/01  1.76   09/00  1.51   05/00
A - 3         6.92   10/07   4.25   03/04   3.08   05/02  2.45   07/01  2.05   01/01
A - 4         9.66   11/08   6.35   11/05   4.00   12/02  3.00   10/01  2.48   03/01
A - 5        11.03   07/10   7.86   03/07   5.18   01/05  3.45   05/02  2.74   07/01
A - 6         6.08   05/10   5.39   01/07   4.76   12/04  3.96   07/03  3.17   07/02
A - 7 IO      1.99   08/00   1.99   08/00   1.99   08/00  1.99   08/00  1.99   08/00
M - 1        13.76   06/12   9.90   08/08   7.53   04/06  5.90   09/04  4.73   08/03
M - 2        13.82   06/12   9.99   08/08   7.65   04/06  6.07   09/04  4.99   08/03
B - 1         6.81   10/07   4.73   01/05   4.04   12/03  3.82   06/03  3.69   04/03
B - 2        12.43   06/12   8.89   08/08   7.03   04/06  5.86   09/04  4.97   08/03
To Maturity
M - 1        14.34   08/13  10.42   04/10   7.84   06/07  6.07   06/05  4.80   01/04
M - 2        17.74   03/26  14.23   03/26  11.22   03/26  8.91   03/26  7.17   02/26
B - 1         6.81   10/07   4.73   01/05   4.04   12/03  3.82   06/03  3.69   04/03
B - 2        16.58   09/28  12.04   09/28   9.63   09/28  8.18   09/28  7.12   09/28

---------------

* The Sub Pool HE Certificates will be priced, with respect to the Fixed Rate Home Equity Contracts, using 125% of the Base Prepayment Assumption. The Base Prepayment Assumption assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Home Equity Contracts in the first month of the life of the Fixed Rate Home Equity Contracts and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 20%. The Sub Pool HE Certificates will be priced, with respect to the Adjustable Rate Home Equity Contracts, using a constant prepayment rate of 30% CPR. The Sub Pool HI Certificates will be priced using 100% of a prepayment rate assuming a conditional prepayment rate of 12% per annum of the then outstanding principal balance of the Home Improvement Contracts in the first month of the life of the Home Improvement Contracts and an additional 0.91% (precisely, 10/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 22%.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.